COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N. A.
(MINNEAPOLIS, MINNESOTA)                            TRANSFER AGENT AND REGISTRAR

BY:
                                                            AUTHORIZED SIGNATURE
COMMON STOCK                                                        COMMON STOCK

                                     [LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                       SEE REVERSE FOR CERTAIN DEFINITIONS

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
                                                              CUSIP 05106U 10 5
THIS CERTIFIES THAT

IS THE OWNER OF
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   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

     --------------------------
                            ------------------------
___________________                                           __________________
             ------------------------ AUGUST TECHNOLOGY CORPORATION
                            ------------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR
BY DULY AUTHORIZED ATTORNEY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND
REGISTRAR.

    WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

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
                                          DATED:
                                           [SIG]                                            [SIG]
                                       SECRETARY                                PRESIDENT AND CEO

    The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM     -- as tenants in common              UNIF GIFT MIN ACT --  ..............  Custodian  .............
  TEN ENT     -- as tenants by the entireties                                  (Cust)               (Minor)
  JT TEN      -- as joint tenants with right of                               under Uniform Gifts to Minors
                survivorship and not as tenants                          Act  ...................................
                in common                                                                (State)
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Additional abbreviations may also be used though not in the above list.

For value received___ hereby sell, assign and transfer unto

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
  PLEASE INSERT SOCIAL SECURITY OR
                OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------
-------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
------------------------------------------------------------ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
                                        ----------------------------------------

                                        ----------------------------------------
NOTICE: THE SIGNATURE TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT OR ANY
CHANGE WHATEVER.

SIGNATURE GUARANTEED